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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                        Date of Report: December 17, 2001


              JPMORGAN CHASE BANK (f/k/a The Chase Manhattan Bank)
      --------------------------------------------------------------------
                  (Originator of the Trust referred to herein)
             (Exact name of registrant as specified in its charter)


                  CHASE MANHATTAN HOME EQUITY LOAN TRUST 1995-1
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                      (Issuer with respect to Certificates)


        New York                        33-93570                  13-4994650
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(State or other jurisdiction     (Commission File Number)      (IRS Employer
of incorporation)                                            Identification No.)


         270 Park Avenue, New York, New York                10017
         ----------------------------------------         ---------
         (Address of principal executive offices)         (Zip Code)


Registrant's telephone number, including area code:  (212) 270-6000


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Item 5.  Other Events:


         Chase Manhattan Home Equity Loan Trust 1995-1 is the issuer of a single outstanding series of asset backed certificates. The asset backed certificates are serviced in accordance with the Pooling and Servicing Agreement, dated as of September 1, 1995, as amended. The parties to the Pooling and Servicing Agreement are: JPMorgan Chase Bank (f/k/a The Chase Manhattan Bank), as seller and as servicer, and Norwest Bank Minnesota, National Association, as trustee.

         On December 17, 2001, Chase, as servicer, distributed monthly interest to the holders of the certificates. Chase furnished a copy of the monthly statement to certificateholders for the series as required by the Pooling and Servicing Agreement. A copy of the Monthly Statement to Certificateholders is being filed as Exhibit 20.1 to this Current Report on Form 8-K.


Item 7(c).  Exhibits



                  Exhibits          Description
                  --------          ---------------
                  20.1              Monthly Statement to Certificateholders
                                    with respect to the December 17, 2001
                                    distribution.


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                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated: December 21, 2001

                                        JPMorgan Chase Bank
                                        (f/k/a The Chase Manhattan Bank),
                                        as Servicer

                                        By: Chase Manhattan Mortgage Corporation


                                        By: /s/ Richard P. Dargan
                                            ----------------------------
                                            Name: Richard P. Dargan
                                            Title: Vice President


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                                INDEX TO EXHIBITS
                                -----------------


Exhibit No.                            Description
-----------                            -----------------
20.1                                   Statement to Certificateholders dated
                                       December 17, 2001 delivered pursuant to
                                       Section 5.03 of the Pooling and Servicing
                                       Agreement dated as of September 1, 1995.